CONVERTIBLE PROMISSORY NOTE

The Securities evidenced hereby have not been registered under the Securities Act of 1933, as amended, and cannot be sold unless they are registered under said Act. EIF Holdings, Inc. has issued stop transfer instructions with respect thereto in order to effectuate the foregoing restrictions.



No:  A-4

$103,885.21                                                    November 18, 1997

         FOR VALUE RECEIVED, EIF Holdings, Inc., a Hawaii corporation (the "Maker"), promises to pay to the order of John L. Manta, an individual residing at 820 South Adams, Hinsdale, Illinois 60521 (the "Payee"), in lawful money of the United States of America, the principal sum of One Hundred and Three Thousand, Eight Hundred and Eighty Five and 21/100 Dollars ($103,885.21), without interest, in the manner provided below.

         This Note has been executed and delivered pursuant to and in accordance with the terms and conditions of a certain Stock Purchase Agreement, dated September 30, 1997, by and between, inter alia, the Maker, as "Buyer," and the Payee, as one of the "Sellers," (the "Stock Purchase Agreement"), whereby the Maker has agreed to purchase all of the issued and outstanding capital stock of J.L. Manta, Inc., an Illinois corporation ("Manta"). Contemporaneously with the execution and delivery of this Note to Payee, Maker is also executing and delivering a Convertible Promissory Note (in the same form and substance as this Note, other than the principal amount) to each of the other "Sellers" under the Stock Purchase Agreement (collectively, the "Other Notes"). This Note and the Other Notes are being executed by Maker and delivered to Payee and the other "Sellers" as partial payment of the purchase price to Sellers for the Shares under the Stock Purchase Agreement. Contemporaneously with the execution and delivery of this Note to Payee, Maker is also delivering a guaranty of this Note (the "Guaranty") by American Eco Corporation (the "Guarantor"). This Agreement is subject to the terms and conditions of the Stock Purchase Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used in this Note without definition shall have the respective meanings set forth in the Stock Purchase Agreement.


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1.       Payments

         (a) Principal Payments. Subject to the other provisions of this Section 1 and the provisions of Section 2 below, the principal amount of this Note shall be due and payable in accordance with the following payment schedule until all amounts hereunder have been paid in full:

                  November 18, 1998                  $34,628.40
                  February 18, 1999                  $8,657.10
                  May 18, 1999                       $8,657.10
                  August 18, 1999                    $8,657.10
                  November 18, 1999                  $8,657.10
                  February 18, 2000                  $8,657.10
                  May 18, 2000                       $8,657.10
                  August 18, 2000                    $8,657.10
                  November 18, 2000                  $8,657.11

         All payments of principal on this Note shall be made to the Payee at his address set forth above or at such other place in the United States of America as the Payee shall designate to the Maker in writing. If any payment of principal on this Note is due on a day which is not a business day, such payment shall be due on the next succeeding business day. "Business day" means any day other than a Saturday, Sunday or legal holiday in the State of Illinois.

         (b) Optional Prepayments. The Maker may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note. Any partial prepayments shall be applied to installments of principal in inverse order of their maturity.

         (c) Right of Recoupment. The Maker shall, in accordance with Section 8(g) of the Stock Purchase Agreement have the option of recouping all or any part of any Adverse Consequences it may suffer, to the extent Maker is entitled to indemnity therefor under Section 8 of the Stock Purchase Agreement, by notifying the Payee that the Maker is reducing the principal amount outstanding under this Note. Any such recoupment by Maker shall be made subject to and in accordance with all of the terms and conditions set forth in Section 8(g) of the Stock Purchase Agreement and any payments required to be made by the Maker under
Section 8(g) of the Stock Purchase Agreement shall be deemed to be a payment obligation under this Note. Such reduction shall affect the timing and amount of payments required under this Note in the same manner as if the Maker had made a permitted prepayment (without premium or penalty) hereunder.

         (d) Interest on Late Payments. Interest on any payment of principal required hereunder which is not made on the due date for such payment shall accrue at the Applicable Rate (as defined in the Stock Purchase Agreement) from


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the due date for such payment until the date on which such payment is made.  Any interest due hereunder shall be paid at the same time as the principal payment is made.

2.       Defaults

         (a) Events of Default. The occurrence of any one or more of the following events with respect to the Maker shall constitute an event of default hereunder ("Event of Default"):

                  (i) If the Maker shall fail to pay when due the full amount of any payment of principal or interest on this Note or any of the Other Notes and such failure continues for five (5) days after the Payee notifies the Maker thereof in writing; provided, however, that the exercise by the Maker in good faith (and in accordance with the terms and conditions of Section 8 of the Stock Purchase Agreement) of its right to withhold payment (or portion thereof) during the pendency of any arbitration proceeding pursuant to the provisions of Section 8(g) of the Stock Purchase Agreement, whether or not ultimately recoupment is determined to be justified, shall not constitute an Event of Default.

                  (ii) The occurrence of an Event of Default under any of the Other Notes.

                  (iii) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "Bankruptcy Law"), any of the Maker, Guarantor or Manta shall (1) commence a voluntary case or proceeding; (2) consent to the entry of an order for relief against it in an involuntary case; (3) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official;
(4) make an assignment for the benefit of its creditors; or (5) admit in writing its inability to pay its debts as they become due.

                  (iv) The occurrence of a default pursuant to Section 2 of the Retention Bonus Agreement (as defined in the Stock Purchase Agreement) entered into between the Maker, Manta and the Payee.

                  (v) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (1) is for relief against any of the Maker, Guarantor or Manta in an involuntary case, (2) appoints a trustee, receiver, assignee, liquidator or similar official for any of the Maker, Guarantor or Manta or any substantial part of any of the Maker's properties, Guarantor's properties, or Manta's properties, or (3) orders the liquidation of any of the Maker, Guarantor or Manta; and in each case the order or decree is not dismissed within ninety (90) days.

         (b)  Remedies.  Upon the  occurrence  of an Event of Default  hereunder
(unless all Events of Default have been cured by the Maker or waived by the Payee or the holders of the Other Notes), the holders of Notes representing more than fifty (50%) percent of the then outstanding principal balance under this


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Note and all of the Other Notes (the "Requisite  Holders") may, at their option,
(i) declare the entire unpaid principal balance of this Note and the Other Notes immediately due and payable regardless of any prior forbearance, (ii) exercise any and all rights and remedies available to them under applicable law, including, without limitation, the right to collect from the Maker all sums due under this Note and the Other Notes, and, (iii) exercise any and all other rights and remedies available to them at law or in equity. Notwithstanding the foregoing, upon the occurrence of an Event of Default in connection with a bankruptcy pursuant to Section 2(a)(iii) or Section 2(a)(v) above, the unpaid principal amount of, and any and all accrued and unpaid interest on the Note and any and all accrued and unpaid fees hereunder shall automatically become immediately due and payable, without presentation, demand, or protest or other requirements of any kind, all of which are hereby expressly waived by Maker. The Maker shall pay all reasonable costs and expenses incurred by or on behalf of the Payee and the holders of the Other Notes in connection with their exercise of any or all of their rights and remedies under this Note and the Other Notes, including, without limitation, reasonable attorney's fees. Notwithstanding the foregoing, the Payee, acting alone, and without the consent or approval of the Requisite Holders, may, upon the occurrence of an Event of Default as provided for in Section 2(a)(i) (specifically excluding any Event of Default which shall result from an Event of Default under any of the Other Notes), exercise and pursue the foregoing remedies with respect to this Note.

3.       Conversion.

         (a)      Conversion Procedures.

                  (i) The Payee is entitled, in lieu of receiving any principal amount due hereunder (whether pursuant to an optional prepayment or by reason of the occurrence of an Event of Default), to convert all or any portion of the amount of any such principal payment into a number of shares of the no par value common stock of Maker (the "Conversion Stock") determined by dividing the principal amount designated by the Payee to be converted in the Conversion Notice (as defined hereinbelow) by the Conversion Price (as defined hereinbelow). The Payee shall exercise its conversion rights hereunder by delivering to the Maker an executed conversion notice (the "Conversion Notice") in the form of Schedule A attached hereto not less than thirty (30) days prior to the scheduled due date of the principal payment to which it relates, or in the case of any prepayment of principal by Maker or the acceleration of principal payments upon an Event of Default, at any time prior to the acceptance by Payee of such principal payment, but in such case, in no event later than ten
(10) days after the date upon which Payee received notice of such event.

                  (ii) Each such conversion of this Note shall be deemed to have been affected as of the close of business on the scheduled due date for (or, in the case of an optional prepayment or of acceleration of principal payments upon an Event of Default, acceptance of) the principal payment in respect of which such conversion is being made. At such time that such conversion has been affected, the Payee shall be deemed to have become the holder of record of the shares of Conversion Stock represented hereby.


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                  (iii)  Notwithstanding  any other provision  hereof other than
Section 3(c) below, if a conversion of any portion of this Note is to be made in connection with a public offering, the conversion of any portion of this Note may, at the election of Payee, be conditioned upon the consummation of the public offering in which case such conversion shall not be deemed to be effective until the consummation of the public offering; provided, however, that any failure of Maker to make a principal payment as required herein due to such conditional exercise of the Payee's conversion rights shall in no event be deemed to constitute an Event of Default nor shall Payee be entitled to any interest or penalties upon said principal payment or to exercise any of Payee's rights and remedies hereunder until and unless the Maker has failed to pay the amount of such principal payment within twenty (20) days after written notice from the Payee withdrawing the exercise of such conversion rights.

                  (iv) As soon as possible after conversion has been affected (but in any event within five (5) business days after conversion has been affected), the Maker shall deliver to the converting Payee a certificate or certificates representing the number of shares of Conversion Stock issuable by reason of such conversion in the name of the Payee.

                  (v) The issuance of certificates of shares of Conversion Stock upon conversion of this Note shall be made without charge to the Payee. Upon conversion of this Note, the Maker shall take all such actions as necessary in order to ensure that the Conversion Stock issuable with respect to such conversion shall be validly issued, fully paid, and non-assessable.

                  (vi) The Maker shall not close its books against the transfer of Conversion Stock issued or issuable upon conversion of this Note in any manner which interferes with the timely conversion of this Note. The Maker shall assist and cooperate with the Payee with respect to any requirement to make any governmental filings or obtain any governmental approval prior to or in connection with the conversion of this Note (including, without limitation, making any filings required to be made by the Maker).

                  (vii) All shares of Conversion Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges. The Maker shall take all such actions as may be reasonably necessary to assure that all such shares of Conversion Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Conversion Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

                  (viii) Principal  Payments may not be converted in whole or in part into increments of less than One Thousand (1000) shares of no par value Common Stock of the Maker in each instance.


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         (b)      Conversion Price.

                  (i) The initial conversion price (the "Conversion Price") shall be the closing transaction price of Maker's common stock on the date the Conversion Notice has been received by Maker, with such closing price as reported on the OTC bulletin board by Bloomberg Business Services. In the event of the occurrence of any of the following events on or after the original date of issuance of this Note (A) the Maker shall subdivide its outstanding shares of no par value Common Stock (the "Common Stock") into a greater number of shares of Common Stock (including, without limitation, by way of a forward stock split), (B) the Maker shall combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock (including, without limitation, by way of a reverse stock split) or (C) any other recapitalization or any merger, consolidation, combination or other extraordinary corporate event with respect to the Maker, the Conversion Price in effect immediately prior thereto and Payee's Conversion rights hereunder shall be adjusted retroactively as provided below so that if thereafter Payee shall exercise his conversion rights with respect to any future principal payment, the Payee shall be entitled to receive the number and kind of shares of the capital stock of Maker as he would have owned or have been entitled to receive after the happening of any of the events described in (A) or (B) above, had he exercised his conversion right immediately prior to the happening of such event. Any adjustment made to the Conversion Price pursuant to this Section shall become effective immediately after the effective date of the subdivision or combination of shares of Common Stock. Such adjustments shall be made successively whenever any event listed above shall occur. All calculations under this Section shall be made to the nearest cent.

                  (ii) Whenever the Conversion Price is adjusted, as herein provided, the Maker shall promptly cause its independent auditors to provide the Payee with a certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment (the "Adjustment Certificate").

         (c) Additional Limitations on Conversion. Notwithstanding any provision contained herein to the contrary, Holder shall not be entitled to exercise any of the conversion rights set forth in this Section 3 prior to the earlier of:
(i) the date the Amendment (as defined in the Stock Purchase Agreement) is approved by the Maker's stockholders; or (ii) June 30, 1998, and Maker shall not have any obligations hereunder in respect of any exercise by Employee of any conversion rights in contravention of this Section 3(c) nor shall Maker be obligated to provide any of the Alternative Compensation Agreements (as defined in the Stock Purchase Agreement) with respect thereto; provided that the foregoing shall not prohibit Payee from exercising such conversion rights with respect to any outstanding payments which remain due and owing as of the date set forth above.

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4.       Subordination.

         (a) "Senior Debt" of Maker as the date of any determination thereof shall mean (i) all principal, interest and other amounts payable by the Buyer to Deere Park Capital Management, Inc. (or its affiliates) or any other entity providing financing to the Maker on or prior to the Closing Date (as defined in the Stock Purchase Agreement) solely in connection with the Stock Purchase Agreement and the other Buyer's Transaction Documents (as defined in the Stock Purchase Agreement) (the "Acquisition Debt") and any modification, extension, renewal or refinancing of the outstanding principal amount of the Acquisition Debt, and (ii) if applicable, all principal, interest and other amounts payable by Manta to Harris Bank under the existing credit facility from Harris Bank to Manta for the purpose of providing working capital to Manta (the "Harris Debt") and any modification, extension, renewal or refinancing of the outstanding principal amount of the Harris Debt to the extent that Maker or Manta assumes or refinances any of the Harris Debt, and any credit facility secured by Maker or Manta to replace the Harris Debt.

         (b) This note is subordinate and junior in right of payment and performance, to the extent and the manner set forth herein, to the Senior Debt. The Senior Debt shall continue to be Senior Debt and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of the Senior Debt (including, but not limited to, modifications of interest rates and payment terms) in each case in accordance with the limitations set forth in the definition of Senior Debt. If the Senior Lender (as hereinafter defined) gives Maker and Payee a written notice ("Default Notice") which (i) states that one or more events of default (as hereinafter defined) has occurred and is continuing and (ii) instructs Maker to cease making payments and Payee to cease accepting and receiving payments, of amounts due under this Note, then, subject to clause (d) below, unless and until such event of default shall have been cured or waived or shall have ceased to exist, Maker will not make and Payee will not ask for, demand, sue for, take or receive from Maker any direct or indirect payment (in cash, property or otherwise) on account of the principal of, or premium, if any, or interest on this Note, during any period after written notice of such default shall be given to Maker by a holder of any Senior Debt. In the event of: (i) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to Maker, or to its property, (ii) any proceedings for liquidation, dissolution or other winding up of Maker, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings,
(iii) any assignment by Maker for the benefit of creditors, or (iv) any other marshaling of the assets of Maker, all Senior Debt (including any interest thereon accruing after the commencement of any such proceedings and any additional interest that would have accrued thereon but for the commencement of such proceedings) shall first be paid in full before any payment or distribution, whether in cash or other property, shall be made to Payee on account of this Note. Notwithstanding any provision contained in this Note so long as Senior Lender has not sent Maker and Payee a Default Notice, Maker shall pay Payee and Payee may receive, accept and apply, the payments provided for


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herein on this Note as and when the same become due,  whether by acceleration or otherwise. For purposes of this Section 4, the term "event of default" shall mean any event of default, as defined in the loan documents, note, guaranty or any other agreement, instrument or document under which the Senior Debt is now
or  hereafter   outstanding  (each  hereinafter  referred  to  as  "Senior  Loan
Document," which term shall include any modifications, amendments, extensions, renewals or replacements thereof in accordance with the limitations set forth in the definition of Senior Debt) such that the holders thereof may accelerate the maturity thereof. The term "Senior Lender" shall mean and include the obligee or other holder of any of the obligations included in the meaning of "Senior Debt," including, but not limited to, Deere Park Capital Management, Inc. (or its affiliates) and its successors and assigns. If any payment or distribution, whether in cash, securities or other property, shall be received by Payee in contravention of any of the terms hereof before all the Senior Debt shall have been paid in full, and a Default Notice shall have preceded such payment or distribution, such payment or distribution shall be received in trust for the benefit of, and shall be paid over and delivered and transferred to the holders of the Senior Debt for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all such Senior Debt in full, and thereupon, such payment shall not be deemed to have been received by Payee as a payment or payments under this Note. In the event of the failure of Payee to endorse or assign any such payment or distribution, the holder of the Senior Debt is hereby irrevocably authorized to endorse or assign the same. No present or future holder of the Senior Debt shall be prejudiced in the right to enforce subordination of this Note by any act or failure to act on the part of Maker.

         (c) The foregoing provisions as to subordination are solely for the purpose of defining the relative rights of the holders of the Senior Debt, on the one hand, and Payee, on the other hand. Nothing contained herein shall impair, as between Maker and Payee, the obligation of Maker, which is unconditional and absolute, to pay to Payee the principal hereof and any interest thereon, as and when the same shall become due and payable in accordance with the terms hereof, or prevent Payee from exercising all rights, powers and remedies otherwise permitted by applicable law or hereunder upon a default hereunder, all subject to the rights of the holders of the Senior Debt to receive cash or other property otherwise payable or deliverable to Payee. Payee shall take such action (including, without limitation, consent to the filing of a financing statement with respect thereto) as may, in the opinion of any holder of Senior Debt at the time outstanding, be necessary or appropriate to assure the effectiveness of the subordination effected by these provisions.

         (d) Notwithstanding anything herein to the contrary, Payee may accelerate this Note and commence enforcement actions with respect thereto, or otherwise receive and accept payments under this Note, if a Default Notice has been given to Maker or Payee by Senior Lender and (1) within 180 days from the date of such Default Notice, the event or events of default are not waived by the Senior Lender, eliminated as a result of an amendment or modification of the Senior Loan Documents or cured, or (2) the Senior Lender accelerates its Senior Debt and commences enforcement actions with respect thereto or the collateral therefor. In the event that the Senior Lender has sent Maker and Payee a Default Notice, Payee shall have no right (except as expressly provided herein) to


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accelerate,  enforce any claim with respect to this Note or  otherwise  take any action against Maker or Maker's property without the prior written consent of Senior Lenders, until such time as the Senior Debt has been paid in full and Senior Lenders have no obligation to make further advances to Maker. Further, notwithstanding anything hereunder the contrary, subject to the foregoing restrictions upon acceleration, Payee may pursue any and all rights and remedies which Payee may have against the Guarantor under the Guaranty, and nothing herein shall in any manner be deemed to alter or effect Payee's rights or remedies with respect to said Guarantor.

         (e) Maker hereby covenants and agrees to send to Payee, immediately upon receipt by Maker, any notice of acceleration or commencement of enforcement actions received by Maker from the Senior Lender.

         (f) Each Default Notice shall be deemed to have been given by Senior Lender to Maker or Payee when delivered in person to such party at the party's address listed in the Stock Purchase Agreement or when deposited in the United States mail, first class postage pre-paid or, in the case of telegraphic notice or overnight courier services, one business day after delivered to the telegraphic company or overnight courier service with payment provided for, or in the case of telex or telecopy notice, when sent, verification received, in each case addressed to Maker or Payee at the respective addresses listed in the Stock Purchase Agreement or at such other address as either party may designate by notice to the other in accordance with this paragraph.

5.       Miscellaneous.

         (a) Amendments and Waivers. Except as otherwise expressly provided herein, the provisions of this Note and the Other Notes may be amended and the Maker may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Maker has obtained the written consent of the holders of more than fifty (50%) percent of the outstanding principal amount of this Note and the Other Notes; provided that no such action shall change (i) the rate at which or the manner in which interest accrues on this Note or the Other Notes or the times at which such interest becomes payable, (ii) any provision relating to the scheduled payments or prepayments of principal on this Note or the Other Notes, or (iii) except as provided in
Section 3(b) above, the Conversion Price of this Note or the Other Notes or the number of shares or the class of stock into which the Notes are convertible, without the written consent of the holders of at least seventy-five (75%) percent of the outstanding principal amount of this Note and the Other Notes. The rights and remedies of the Payee under this Note shall be cumulative and not alternative. Neither the failure nor any delay in exercising any right, power or privilege under this Note or any of the Other Notes will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by the Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. The Maker hereby waives presentment, demand, protest and notice of dishonor and protest.


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         (b) Notices.  Any notice  required or  permitted to be given  hereunder shall be given in accordance with Section 11(h) of the Stock Purchase Agreement.

         (c) Severability. If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         (d) Governing Law and Jurisdiction. This Note shall be governed by and in accordance with the domestic laws of the State of Illinois without giving effect to any choice or conflict of law, provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois. Each of the Maker and Payee submits to the jurisdiction of any state or federal court sitting in Illinois and any action or proceeding arising out of or relating to this Note and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto. Any party may make service on any other party by sending or delivering a copy of the process (1) to the party to be served at the address and in the manner provided for the giving of notices in Section 5(b) above. Nothing in this Section 5(d), however, shall affect the right of any party to bring any action or proceeding arising out of or relating to this Agreement in any other court or to serve legal process in any other manner permitted by law or in equity. Each party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or in equity.

         (e) Parties in Interest. This Note shall bind the Maker and its successors and assigns. This Note shall not be assigned or transferred by the Payee without the express prior written consent of the Maker, except by will or, in default thereof, by operation of law.

         (f) Section Headings, Construction. The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified.

         (g) Gender. All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof" and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

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




         IN WITNESS WHEREOF, the Maker has executed and delivered this Note as of the date first stated above.

                                            THE MAKER:

                                            EIF HOLDINGS, INC.



                         By: ___________________________
                          Frank J. Fradella, President

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



                                   Schedule A


                                CONVERSION NOTICE


To EIF Holdings, Inc.:

         The undersigned payee of the within Note hereby irrevocably* exercises the option to convert the principal payment in the amount of ______________ Dollars ($__________) that is due to the undersigned pursuant to the within Note on ____________, ______ into the number of Conversion Stock determined by dividing the above designated principal amount by the Conversion Price in accordance with the terms of the within Note, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned payee.


Dated:__________________________


                           -----------------------------------
                           John L. Manta



         * The word irrevocably may be deleted in any notice given for any exercise of Payee's conversion rights in connection with a public offering as described in Section 3(a)(iii) of the Note.


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